                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                       PRIMIX SOLUTIONS INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             PRIMIX SOLUTIONS INC.
                               311 ARSENAL STREET
                              WATERTOWN, MA 02472
                                 MARCH 9, 2001

Dear Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders of Primix Solutions Inc. (the "Company") to be held on March 22, 2001, at
1:00 p.m. eastern time, at the offices of McDermott, Will & Emery, 28 State Street, Boston, MA 02109 (the "Special Meeting").

    The Special Meeting has been called for the purpose of (i) amending the 1996 Stock Plan, as amended, to increase the number of shares of the Company's Common Stock authorized to be issued thereunder from 3,500,000 shares to 5,500,000 shares, (ii) amending the Employee Stock Purchase Plan to increase the number of shares of the Company's Common Stock authorized to be issued thereunder from 150,000 shares to 705,813 shares and (iii) considering and voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on February 28, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" each of the proposed amendments to the 1996 Stock Plan and the Employee Stock Purchase Plan.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                                       Sincerely,

                                                       /s/ Michael D. Troiano
                                                       Michael D. Troiano
                                                       President

                             PRIMIX SOLUTIONS INC.
                               311 ARSENAL STREET
                              WATERTOWN, MA 02472
                                 (617) 923-6500
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 22, 2001

    NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Primix Solutions Inc. (the "Company") will be held on March 22, 2001, 1:00 p.m. eastern time, at 28 State Street, Boston, MA 02109 (the "Special Meeting") for the purpose of considering and voting upon:

    1. The amendment to the Company's 1996 Stock Plan, as amended, to increase the number of shares of the Company's Common Stock authorized to be issued thereunder from 3,500,000 shares to 5,500,000 shares;

    2. The amendment to the Company's Employee Stock Purchase Plan to increase the number of shares of the Company's Common Stock authorized to be issued thereunder from 150,000 shares to 705,813 shares; and

    3. Such other business as may properly come before the Special Meeting and adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on February 28, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on such date will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies.

                                        By Order of the Board of Directors

                                        /s/ David W. Chapman

                                        David W. Chapman
                                        Secretary

Watertown, MA
March 9, 2001

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Watertown, MA
March 9, 2001

                             PRIMIX SOLUTIONS INC.
                               311 ARSENAL STREET
                              WATERTOWN, MA 02472
                                 (617) 923-6500

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON THURSDAY, MARCH 22, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Primix Solutions Inc. (the "Company") for use at the Special Meeting of Stockholders of the Company to be held on March 22, 2001, 1:00 p.m. eastern time, at 28 State Street, Boston, MA 02109, and any adjournments or postponements thereof (the "Special Meeting").

    At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. An amendment to the Company's 1996 Stock Plan, as amended (the "1996 Stock Plan"), to increase the number of shares of the Company's Common Stock authorized to be issued thereunder from 3,500,000 shares to 5,500,000 shares (the "1996 Stock Plan Amendment");

    2. An amendment to the Company's Employee Stock Purchase Plan (the "ESPP") to increase the number of shares of the Company's Common Stock authorized to be issued thereunder from 150,000 shares to 705,813 shares (the "ESPP Amendment"); and

    3. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

    The Notice of Special Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about March 9, 2001 in connection with the notice of, and solicitation of proxies for, the Special Meeting. The Board of Directors has fixed the close of business on February 28, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only holders of record of the Company's Common Stock, par value $0.001 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were approximately 18,089,338 shares of Common Stock outstanding and entitled to vote at the Special Meeting and approximately 239 stockholders of record. Each holder of shares of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to the matters submitted at the Special Meeting.

    The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Special Meeting. A quorum being present, (i) the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented and entitled to vote is necessary for the approval of the 1996 Stock Plan Amendment and (ii) the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented and entitled to vote is necessary for the approval of the ESPP Amendment.

    Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which the instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the proposed 1996 Stock Plan Amendment and the ESPP Amendment, broker non-votes will have no effect on the outcome of the approval for such proposals and abstentions shall have the effect of a vote against such proposals.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT STATED THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE 1996 STOCK PLAN AMENDMENT AND "FOR" THE ESPP AMENDMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE 1996 STOCK PLAN AMENDMENT AND THE ESPP AMENDMENT WILL BE PRESENTED AT THE SPECIAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    Any properly completed proxy may be revoked by the stockholder of record represented by such proxy at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1
                          AMENDMENT OF 1996 STOCK PLAN

    On January 26, 2001, the Board of Directors adopted an amendment to the 1996 Stock Plan, as amended, to increase the number of shares authorized for issuance under the 1996 Stock Plan from 3,500,000 to 5,500,000. The 1996 Stock Plan is designed and intended as a performance incentive for officers, Directors, employees and consultants of the Company and any related companies ("Eligible Persons"). The Board of Directors believes that increasing the number of shares eligible for grant under the 1996 Stock Plan provides the Company greater flexibility in granting incentive based compensation to Eligible Persons.

    The following description of certain features of the 1996 Stock Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 1996 Stock Plan which is attached hereto as EXHIBIT A.

SUMMARY

    SHARES SUBJECT TO THE 1996 STOCK PLAN. As amended, 5,500,000 shares of authorized but unissued or reacquired shares of Common Stock may be issued upon the exercise of stock options or pursuant to the 1996 Stock Plan. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, or reorganization, appropriate adjustments will be made to the shares subject to the 1996 Stock Plan and to each outstanding stock right. To the extent any outstanding stock option under the 1996 Stock Plan expires or terminates prior to exercise in full or if the Company reacquires shares issued pursuant to stock purchases, the unpurchased or reacquired shares shall again be available for issuance under the 1996 Stock Plan.

    PLAN ADMINISTRATION; ELIGIBILITY. The 1996 Stock Plan may be administered by a committee appointed by the Board consisting of not less than two Directors who are "non-employee directors" as that term is defined in Rule 16b-3(b)(3)(i) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" as defined in Treasury Regulation
Section 1.162-27(e)(3). The committee has full power to select the individuals to whom awards will be granted, to make any combination of awards to such individuals, to determine the specific terms and conditions of each award, to amend or modify any outstanding award, and to interpret the 1996 Stock Plan and any awards granted pursuant thereto and prescribe and rescind rules and regulations in accordance therewith, subject to the provisions of the 1996 Stock Plan. Under the 1996 Stock Plan, the committee, in its discretion, may delegate to the Chief Executive Officer of the Company, all or part of the committee's authority and duties with respect to the options, including the granting thereof, under the 1996 Stock Plan to individuals who are not subject to
Section 16 of the Exchange Act and are not "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

    AWARDS. The 1996 Stock Plan permits the grant of (i) options to purchase Common Stock intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Code, (ii) options that do not so qualify ("Non-Qualified Options") and (iii) awards to purchase shares of Common Stock. Except for certain options to be granted to non-employee Directors (as described below), the number of awards to be granted under the 1996 Stock Plan is undeterminable at this time as grants of awards under the 1996 Stock Plan are subject to the discretion of the committee. As of the Record Date, all employees, Directors, officers and consultants of the Company and its related corporations (approximately 259 persons) were eligible to participate in the 1996 Stock Plan; provided that only employees are eligible to receive Incentive Options. The table below shows the aggregate number of shares of Common Stock underlying awards that were granted under the 1996 Stock Plan in fiscal year 2000.

                                                      RANGE OF                 NUMBER OF SHARES
                NAME OF GROUP                  EXERCISE PRICES ($) (1)   UNDERLYING STOCK OPTIONS (2)
---------------------------------------------  -----------------------   ----------------------------
Lennart Mengwall,
  Chairman of the Board and Co-Chief
  Executive Officer..........................           --                       --
Kevin Azzouz,
  Co-Chief Executive Officer.................           --                       --
Michael D. Troiano,
  President..................................       0.53--5.94                      225,000
Joseph W. Seebach,
  Executive Vice President...................       0.53--5.94                       65,000
David W. Chapman,
  Chief Financial Officer, Treasurer and
  Secretary..................................         11.75                          25,000
Byung C. Choi,
  Senior Vice President of Operations........      0.53--11.75                      193,500
Executive Group..............................      0.53--11.75                      579,000
Non-Executive Director Group.................          8.56                           1,700
Non-Executive Employee Group.................       0.53--5.28                    1,934,375(3)

------------------------

(1) Represents range of exercise prices for options granted in fiscal year 2000.

(2) Represents aggregate number of shares of Common Stock underlying the options granted in fiscal year 2000.

(3) Includes options to purchase 500,200 shares of Common Stock granted to certain non-executive employees which were subsequently cancelled in connection with the termination of employment of such non-executive employees.

    Under the 1996 Stock Plan, each Director first joining the Board will receive an automatic option grant to purchase 20,000 shares of Common Stock. In addition, each Director will receive an automatic option grant to purchase 5,000 shares of Common Stock under the 1996 Stock Plan on each January 1 that such Director is a member of the Board.

    The exercise price of all options granted to Directors under the 1996 Stock Plan will be at the fair market value of the Common Stock at the time of the grant and all such options will vest 25% on the first anniversary of the grant date and 6.25% at the end of each full calendar quarter thereafter. The option exercise price of Incentive Options may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% if such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation ("10% Stockholders")). The exercise price for Non-Qualified Options may not be less than the lesser of the book value per share as of the end of the immediately preceding fiscal year or 50% of the fair market value of the Common Stock on the date of grant. The purchase price for Common Stock awards is determined at the discretion of the committee. As of the Record Date, the fair market value of the Common Stock was $1.969 per share which is based on the last reported sale price of Common Stock on the Nasdaq National Market on such date.

    The term of each option will be fixed by the committee and may not exceed ten years from the date of grant (five years in the case of an Incentive Option granted to a 10% Stockholder). The committee will determine at what time or times each option may be exercised and, subject to the provisions of the 1996 Stock Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the committee.

    Upon exercise, the option exercise price must be paid in full either in cash or check or, if the committee so permits, by delivery of shares of Common Stock already owned by the optionee, by optionee's personal note, or by delivery to the Company of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check for the exercise price.

    AMENDMENTS AND TERMINATION. The Board may at any time amend or discontinue the 1996 Stock Plan. However, amendments to the 1996 Stock Plan may be subject to approval by the Company's stockholders if and to the extent required by the Code to preserve the qualified status of Incentive Options and as otherwise provided in the 1996 Stock Plan. No action may be taken which adversely affects any rights under outstanding options without the holder's consent unless required to ensure that an option is treated as an Incentive Option or to comply with applicable law.

    CHANGE OF CONTROL PROVISIONS. The 1996 Stock Plan provides that upon a change of control of the Company, the 1996 Stock Plan and the options granted thereunder will terminate unless an assumption or substitution of such options is provided therefor; provided that certain individual option agreements may provide for accelerated vesting prior to any termination of such options.

TAX ASPECTS UNDER THE U.S. INTERNAL REVENUE CODE

    The following is a summary of the principal Federal income tax consequences of option grants and stock purchases under the 1996 Stock Plan. It does not describe all Federal tax consequences under the 1996 Stock Plan, nor does it describe state, local or international tax consequences.

    INCENTIVE OPTIONS. Under the Code, an employee will not realize taxable income for regular income tax purposes by reason of the grant or the exercise of an Incentive Option. If an employee exercises an Incentive Option and does not dispose of the shares issued thereunder until the later of (a) two years from the date the option was granted or (b) one year from the date the shares were transferred to the employee, the entire gain, if any, realized upon disposition of such shares will be taxable to the employee as long-term capital gain, and the Company will not be entitled to any deduction. If an employee disposes of the shares within such one-year or two-year period (a "disqualifying disposition"), the employee generally will realize ordinary income in the year of disposition, and the Company will receive a corresponding deduction (unless such deduction is limited by applicable provisions of the Code or the regulations thereunder), in an amount equal to the excess of (1) the lesser of
(x) the amount, if any, realized on the disposition and (y) the fair market value of the shares on the date the option was exercised over (2) the exercise price. Any additional gain realized on the disposition of the shares acquired upon exercise of the option will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss depending upon the holding period for such shares. The employee will be considered to have disposed of his shares if he sells, exchanges, makes a gift of or transfers legal title to the shares (except by pledge or by transfer on death). An Incentive Option that is exercised by an employee more than three months after an employee's employment terminates will be treated as a Non-Qualified Option for Federal income tax purposes. In the case of an employee who is disabled, the three-month period is extended to one year and in the case of an employee who dies, the three-month employment rule does not apply. The exercise of an Incentive Option may subject the employee to the alternative minimum tax. The difference between the exercise price and the fair market value of the shares of Common Stock on the exercise date of an Incentive Option is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the optionee's regular tax liability for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustment for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to the optionees subject to the alternative minimum tax.

    NON-QUALIFIED OPTIONS. There are no Federal income tax consequences to either the optionee or the Company on the grant of a Non-Qualified Option. On the exercise of a Non-Qualified Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the Common Stock received on the exercise date over the exercise price of the shares. If the optionee is an employee, such ordinary income is generally subject to withholding of income and employment taxes. The Company will be entitled to a Federal income tax deduction equal to the amount of ordinary income recognized by the optionee, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. Upon the sale of the shares acquired by exercise of a Non-Qualified Option, the optionee will realize long-term or short-term capital gain or loss depending upon his holding period for such shares equal to the difference between the sale price and the fair market value on the exercise date.

    PARACHUTE PAYMENTS. The vesting of any portion of any option that is accelerated due to the occurrence of a change of control of the Company may cause a portion of the payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% Federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

    STOCK PURCHASES. At the time of purchase of shares of Common Stock pursuant to an unrestricted stock award, the participant will recognize taxable income to the extent that the fair market value of the Common Stock on the date of purchase exceeds the purchase price. A participant who purchases shares of Common Stock pursuant to a restricted stock award generally will not recognize taxable income at the time of grant, unless such participant files an election under
Section 83(b) of the Code to recognize ordinary income at the time of purchase equal to the excess of the fair market value of the Common Stock on the date of purchase over the purchase price. If the participant does not file such election, the participant will recognize ordinary income when the restrictions on such stock award lapse in an amount equal to the fair market value of the Common Stock on the date such restrictions lapse over the purchase price. Generally, the Company will be able to deduct the amount of any ordinary income recognized by a participant as a result of such a purchase, except to the extent that the deduction is limited by applicable provisions of the Code or the regulations thereunder. On a subsequent sale of the shares, a participant will recognize capital gain or loss equal to the sales price less the exercise price paid, plus any amount recognized as ordinary income, which will be long-term or short-term depending on his holding period for the shares.

    LIMITATION OF COMPANY'S DEDUCTIONS. As a result of Section 162(m) of the Code, the Company's deduction for certain awards under the 1996 Stock Plan may be limited to the extent that a covered employee (i.e., the co-chief executive officers and the four highest compensated officers) receives compensation in excess of $1,000,000 in such taxable year of the Company. However, under
Section 162(m) of the Code and the regulations thereunder, this limit does not apply to certain performance-based compensation. In order to enable the options granted under the 1996 Stock Plan to qualify as performance-based compensation, stock options with respect to no more than 333,333 shares of Common Stock (subject to adjustment for stock splits and similar events) may be granted to any one individual during any calendar year.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a majority of the holders of shares of Common Stock, present or represented and entitled to vote on the matter is required to approve the 1996 Stock Plan Amendment.

    THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1996 STOCK PLAN
AMENDMENT.

                                   PROPOSAL 2
                   AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

    On January 26, 2001, the Board adopted an amendment to the ESPP to increase the total number of shares of Common Stock reserved for issuance thereunder from 150,000 to 705,813. The ESPP, which is intended to qualify as an "employee stock purchase plan" under Section 423(b) of the Code, permits eligible employees of the Company to purchase Common Stock through payroll deductions of up to ten percent (10%) of their salaries. The Board of Directors believes that the ownership of the Company's Common Stock by employees is a desirable and useful means to further align the interests of the employees with the future success of the Company.

    The following description of certain features of the ESPP is intended to be a summary only. The summary is qualified in its entirety by the full text of the ESPP which is attached hereto as EXHIBIT B.

SUMMARY

    SHARES SUBJECT TO ESPP. As amended, 705,813 shares of authorized but unissued shares of Common Stock may be issued under the ESPP. In the event of any stock dividend, stock split, reverse stock split, or any other change affecting the Common Stock, appropriate adjustments will be made to the shares subject to the ESPP and to each right to purchase shares pursuant to any outstanding offering to eligible employees to elect to purchase Common Stock under the ESPP ("Offerings").

    PLAN ADMINISTRATION; ELIGIBILITY. The Company makes Offerings to eligible employees to elect to purchase Common Stock through accumulated payroll deductions during the Offering under the ESPP. Offerings occur on or after each June 1 and December 1 and end on the last business day occurring in the following November and May, respectively. All employees of the Company and any designated subsidiary (including employees who are also Directors of the Company) are eligible to participate in any one or more of the Offerings to purchase Common Stock under the ESPP; provided that as of the first day of the applicable Offering (the "Offering Date") they are employed by the Company for more than twenty (20) hours a week. The benefits or amounts that will be received by or allocated to any individual or group of individuals under the ESPP is undeterminable at this time. As of the Record Date, approximately 132 persons were eligible to participate in the ESPP (including seven executive officers and two Directors). The ESPP provides that it may be administered by the Board or by a committee (the "Committee") appointed by the Board. Subject to the terms of the ESPP, the Board or the Committee has authority to make rules and regulations for the administration of the ESPP, and its interpretation and decisions with regard thereto are final and conclusive.

    ISSUANCE OF OPTION/STOCK. Participation in the ESPP is limited to eligible employees who authorize payroll deductions prior to the start of an Offering. Payroll deductions must be between one percent (1%) and ten percent (10%) of an employee's compensation for any pay period during the Offering. Once an employee becomes a participant in an Offering under the ESPP, that employee will automatically participate in each successive Offering until such time as that employee withdraws from the ESPP, becomes ineligible to participate in the ESPP or terminates employment. On each Offering Date, the Company grants to each eligible employee who is then a participant in the ESPP an option ("Option") to purchase shares of Common Stock on the last day of such Offering (the "Exercise Date"). On each Exercise Date, the Company issues to each eligible employee in the Offering the number of shares of Common Stock reserved for issuance under the ESPP as does not exceed the number of shares to the total amount of payroll deductions accumulated for such employee divided by the purchase price per share, subject to the limitations described below. The purchase price for each share purchased under an Option will be 85% of the fair market value of the Common Stock on the Offering Date or the Exercise Date, whichever is less. For these purposes, the "fair market value of the Common Stock" means the last reported sale price of the Common Stock on the Nasdaq National Market on a given day or, if no sales of Common Stock were made on that day, the last reported sale price of the Common Stock on the last date preceding such date for which a sale was reported. As of the Record Date, the fair market value of the Common Stock was $1.969 per share which is based on the last reported sale price of Common Stock on the Nasdaq National Market on such date. Any payroll deductions under the ESPP not applied to purchase shares will be returned to the participant, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to the next Offering.

    A participant may withdraw from an Offering at any time without affecting his or her eligibility to participate in future Offerings. However, once a participant withdraws from an Offering, that participant may not again participate in the same Offering.

    Notwithstanding the foregoing, no employee may be granted an Option under the ESPP if such employee, immediately after the Option was granted, would be treated under Section 423(b)(3) of the Code as owning stock possessing 5% or more of the total combined voting power or value of the stock of the Company or any parent or subsidiary. In addition, no employee may be granted an Option which permits his or her right to purchase stock under the ESPP (and under any other employee stock purchase plan of the Company and its parents and subsidiaries) to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the Offering Date) for each calendar year in which the Option is outstanding at any time.

    TERMINATION OR AMENDMENT. The Board or Committee may at any time amend or terminate the ESPP, except that the approval of the Company's stockholders is required within twelve (12) months of the adoption of any amendment increasing the number of shares authorized for issuance under the ESPP, or changing the definition of corporations which may be designated by the Board or Committee as corporations the employees of which may participate in the ESPP.

    FEDERAL TAX CONSEQUENCES. The following is a summary of the principal Federal income tax consequences of participation in the ESPP. It does not describe all Federal tax consequences of participating in the ESPP, nor does it describe state, local or international tax consequences of such participation.

    An employee recognizes no taxable income either as a result of commencing to participate in the ESPP or purchasing shares of Common Stock under the terms of the ESPP.

    If shares of Common Stock purchased under the ESPP are disposed of at least two (2) years after the Offering Date of the Offering in which such shares were purchased or one (1) year after the purchase (the "Holding Period"), the employee will recognize ordinary income in the year of disposition in an amount equal to fifteen percent (15%) of the fair market value of the shares on such Offering Date or the excess of the fair market value of the shares on the date of disposition over the purchase price paid for the shares, whichever is less. The amount of any ordinary income recognized will be added to the employee's basis in the shares, and any further gain (or any loss) after such basis adjustment will be a long-term capital gain (or loss). If the holding period requirements described above are satisfied, the Company will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

    If the employee still owns the shares at the time of death, then in the year of death, the lesser of (i) the excess of the fair market value of the shares on the date of death over the purchase price, or (ii) fifteen percent (15%) of the fair market value of the shares on the Offering Date of the Offering in which the shares were purchased will constitute ordinary income.

    If shares acquired pursuant to the ESPP are disposed of by an employee before the expiration of the Holding Period (a "disqualifying disposition"), then such employee will recognize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value on the Exercise Date over the purchase price paid for such shares. Any amount treated as ordinary income by reason of such a disqualifying disposition will increase the employee's income tax basis in the shares, and any additional gain or loss on such disposition (after taking into account such basis adjustment) will be a capital gain or loss and will be long-term if the employee's holding period for the stock is more than one (1) year.

    If a disqualifying disposition occurs, the Company will be entitled to a deduction for its taxable year in which such disposition occurs in the same amount as the amount of ordinary income recognized by the employee making such disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a majority of the holders of shares of Common Stock present or represented and entitled to vote on the matter is required to approve the ESPP Amendment.

    THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE ESPP AMENDMENT.

                             EXECUTIVE COMPENSATION

    The following sections of this Proxy Statement set forth and describe the compensation paid or awarded to the Company's Co-Chief Executive Officers and the four most highly compensated executive officers who earned in excess of $100,000 during fiscal year 2000 ("named executive officers").

SUMMARY COMPENSATION

    SUMMARY COMPENSATION. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Co-Chief Executive Officers and the other named executive officers during each of fiscal years ended
December 31, 2000, 1999 and 1998.

                                                                                LONG TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                                            ------------------
                                                    ANNUAL COMPENSATION         SECURITIES        ALL OTHER
                                                   ----------------------   UNDERLYING OPTIONS   COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR     SALARY ($)   BONUS ($)          (#)              ($)(1)
---------------------------             --------   ----------   ---------   ------------------   ------------
Lennart Mengwall,.....................    2000        --           --              20,000           --
  Chairman of the Board and Co-Chief      1999        --           --             300,000           --
  Executive Officer                       1998        --           --            --                 --

Kevin Azzouz,.........................    2000        --           --              20,000           --
  Co-Chief Executive Officer

Michael D. Troiano,...................    2000       163,558      50,000          225,000            2,625
  President (2)                           1999       120,192      66,583          200,000           12,505

Joseph W. Seebach,....................    2000       162,500      37,500           65,000           --
  Executive Vice President                1999       150,481     112,375           50,000           --
                                          1998       161,654      62,560         --                 --

David W. Chapman,.....................    2000       140,115      21,250           75,000            2,516
  Chief Financial Officer, Treasurer      1999       115,369      46,640           32,493            2,331
  and Secretary                           1998       112,654      16,705         --                  1,941

Byung C. Choi,........................    2000       161,444      35,000          194,000            2,475
  Senior Vice President of Operations     1999       120,192      66,583          100,000           84,491
  (2)

------------------------

(1) Represents Company contributions to the Company's 401(k) plan on behalf of the named executive officers.

(2) Mr. Troiano and Mr. Choi joined the Company during 1999. Included in "All Other Compensation" for 1999 are relocation expenses totaling $10,433 and $82,419 for Mr. Troiano and Mr. Choi, respectively.

    OPTION GRANTS. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the named executive officers of the Company who received options during fiscal year 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                      INDIVIDUAL GRANTS
                                   -------------------------------------------------------
                                                   PERCENT                                    POTENTIAL REALIZABLE
                                                   OF TOTAL                                     VALUE AT ASSUMED
                                    NUMBER OF      OPTIONS                                   ANNUAL RATES OF STOCK
                                   SECURITIES     GRANTED TO                                 PRICE APPRECIATION FOR
                                   UNDERLYING    EMPLOYEES IN     EXERCISE                      OPTION TERM (1)
                                     OPTIONS     FISCAL YEAR    RATES OR BASE   EXPIRATION   ----------------------
NAME                               GRANTED (#)       (%)        PRICE ($/SH)       DATE        5%($)       10%($)
----                               -----------   ------------   -------------   ----------   ---------   ----------
Lennart Mengwall.................     20,000         0.68            2.03        10/05/10      23,526       61,522

Kevin Azzouz.....................     20,000         0.68            2.03        10/05/10      23,526       61,522

Michael D. Troiano...............    100,000         3.39            5.94         4/18/10     546,426    1,221,820
                                      25,000         0.85            2.25         8/08/10      48,121      109,944
                                     100,000         3.39            0.53        12/20/10      33,394       84,628

Joseph W. Seebach................     50,000         1.70            5.94         4/18/10     273,213      610,910
                                      15,000         0.51            0.53        12/20/10       5,009       12,694

David W. Chapman.................     25,000         0.85           11.75         2/14/10     194,918      484,373
                                      50,000         1.70            2.25         8/08/10      96,243      219,888

Byung C. Choi....................        500         0.02            8.13         1/03/10       2,403        6,232
                                      50,000         1.70           11.75         2/14/10     389,837      968,745
                                      25,000         0.85            5.94         4/18/10     136,607      305,455
                                      75,000         2.54            2.25         8/08/10     144,364      329,832
                                      43,500         1.47            0.53        12/20/10      14,527       36,813

------------------------

(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% for the exercise price of such options over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

    OPTION EXERCISES AND OPTION VALUES. The following table sets forth information concerning the number of underlying shares and value of unexercised options to purchase Common Stock of the Company held by the named executive officers as of December 31, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                                      SHARES                         OPTIONS AT               THE-MONEY OPTIONS AT
                                    ACQUIRED ON    VALUE        DECEMBER 31, 2000(#)        DECEMBER 31, 2000 ($)(1)
                                     EXERCISE     REALIZED   ---------------------------   ---------------------------
NAME                                    (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                -----------   --------   -----------   -------------   -----------   -------------
Lennart Mengwall..................     --           --          93,750        226,250         --            --

Kevin Azzouz......................     --           --          --             20,000         --            --

Michael D. Troiano................     --           --          66,874        358,126         --            28,200

Joseph W. Seebach.................     60,000     712,500      124,492        160,508         --             4,230

David W. Chapman..................     22,694     181,035       10,020        105,286         --            --

Byung C. Choi.....................     --           --          42,374        251,626         --            12,267

------------------------

(1) Based on the last reported sale price on the Nasdaq National Market on December 29, 2000 of $0.813 less the option exercise price. Options are in-the-money if the fair market value of the shares covered thereby is greater than the option exercise price.

COMPENSATION OF DIRECTORS

    Directors who are officers or employees of the Company receive no cash compensation for service as Directors. Directors who are not officers or employees of the Company ("non-employee Directors") receive compensation for their services at a rate of $2,500 plus expenses for each Board meeting attended and $750 for each telephonic Board meeting attended. Magnus Nicolin and Robert Hedges each received fees of $3,250 for meetings attended during fiscal year 2000. Subject to the terms of the 1996 Stock Plan, each new Director receives an option to purchase 20,000 shares of Common Stock and each continuing Director automatically receives on January 1 of each year an option to purchase 5,000 shares of Common Stock, in each case at an exercise price per share equal to the fair market value of the underlying Common Stock as determined under the 1996 Stock Plan. Currently, 25% of these options vest upon the first anniversary of the grant date and the remainder vests quarterly in equal installments over a three-year period thereafter.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Company has entered into letter agreements with each of its executive officers (other than Lennart Mengwall and Kevin Azzouz, the Co-Chief Executive Officers), providing for base salary, bonus, incentive compensation and relocation expense reimbursement, as applicable.

    Under an agreement dated in September 1999, Lennart Mengwall is entitled to the acceleration of all options, in the event of (i) a termination of employment for any reason other than gross misconduct or (ii) a "change in control" of the Company, as defined in the agreement.

    Under an agreement dated in March 1999, Joseph Seebach is entitled to the acceleration of all options, in the event of (i) a termination of employment for any reason other than gross misconduct or (ii) a "change in control" of the Company, as defined in the agreement.

    Under an agreement dated February 26, 1998, David W. Chapman is entitled to receive his base salary and continued medical and dental benefits for six months after termination of his employment for any reason other than gross misconduct. Under an agreement dated in March 1999, Mr. Chapman is entitled to the acceleration of all options, in the event of (i) a termination of employment for any reason other than gross misconduct or (ii) a "change in control" of the Company, as defined in the agreement.

    Under an agreement dated in January 1999, Byung C. Choi is entitled to receive his base salary for six months after termination of his employment for any reason other than gross misconduct.

    Under an agreement dated in January 1999, Michael D. Troiano is entitled to receive his base salary for six months after termination of his employment for any reason other than gross misconduct.

    Under the Company's standard Employee Agreement, each of the executives is subject to provisions concerning the ownership, use and disclosure of the Company's confidential information and intellectual property, and a one-year restriction on competition with the Company following termination of employment for any reason.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

    The Compensation Committee of the Board of Directors of the Company currently consists of Magnus Nicolin and Kevin Azzouz.

    COMPENSATION POLICIES FOR EXECUTIVE OFFICERS. The Compensation Committee's executive compensation philosophy is: (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the information technology consulting services industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options.

    The compensation of the Company's executive officers is currently comprised of annual base salary, annual performance incentives in the form of cash bonuses, and long-term performance incentives in the form of stock option grants under the Company's 1995 Stock Plan and 1996 Stock Plan.

    The Compensation Committee has determined that the base salaries of executive officers should be set at levels that are competitive with those in the information technology consulting services industry. In addition, the Compensation Committee believes that it is appropriate to reward outstanding performance through a combination of cash bonuses and stock options to provide a competitive compensation package that will enable the Company to attract and retain the executives needed to achieve such performance. The Compensation Committee also has determined that any stock option or other equity-based compensation should involve long-term vesting to encourage tenure and enhancement of stockholder value over the long-term.

    BASE SALARY AND BONUSES. Base salaries, bonuses and other compensation for executive officers are targeted according to the salaries of employees holding similar offices and having similar responsibilities within the information technology consulting services industry. Annual salary adjustments for executive officers are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive officers and any change in the responsibilities assumed by the executive officers. Salary adjustments are normally determined and made on an annual basis.

    STOCK OPTION GRANTS. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success; reward executives for such significant contributions; give executives a long-term incentive to encourage tenure; and align the interests of the Company's executives with those of its stockholders. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance, and awards reflect individual performance reviews. The Compensation Committee also may grant stock options for executive retention purposes, taking into account, among other things, general industry practices. Stock options typically vest over four years in order to encourage performance over the long-term. Stock options generally have been granted with a ten-year term and an exercise price equal to 100% of the fair market value of the Common Stock on the grant date.

    COMPENSATION OF THE CO-CHIEF EXECUTIVE OFFICERS. Lennart Mengwall, the Company's Chairman and Co-Chief Executive Officer and Kevin Azzouz, the Company's Co-Chief Executive Officer, currently receive no cash compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Since May 10, 1996, all executive officer compensation decisions have been made by the Compensation Committee or the full Board of Directors. The Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries and bonuses. The current members of the Compensation Committee are Magnus Nicolin and Kevin Azzouz. All Directors participated in deliberations of the Company's Board of Directors concerning executive compensation during the Company's fiscal year 2000.

STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index and a peer group of companies included within the Nasdaq Computer & Data Processing Industry Stock Index, for the period commencing July 3, 1996 and ending December 31, 2000. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index and the Nasdaq Computer & Data Processing Industry Stock Index on July 3, 1996, the date of the Company's initial public offering, and the reinvestment of all dividends.

                Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                             Primix Solutions Inc.

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     ASSUMES $100 INVESTED ON JULY 3, 1996
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2000

                                            7/03/1996   12/31/1996   12/31/1997   12/31/1998   12/31/1999   12/29/2000
                                            ---------   ----------   ----------   ----------   ----------   ----------
Primix Solutions Inc......................   100.00        43.40         9.03        10.42        47.57         4.52
NASDAQ Stock Market (US Cos.).............   100.00       109.03       133.53       188.31       349.97       210.61
NASDAQ Computer & Data Proc...............   100.00       106.77       131.23       234.10       514.34       237.97

------------------------

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D. The index level for all series was set to $100.0 on July 3, 1996.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth, to the best knowledge and belief of the Company, certain information regarding the beneficial ownership of the Company's Common Stock as of the date indicated by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of December 31, 2000, (ii) each of the Company's Directors as of the Record Date,
(iii) each of the named executive officers as of the Record Date and (iv) the Company's executive officers and Directors as a group as of the Record Date.

                                                              BENEFICIAL OWNERSHIP (2)
                                                              ------------------------
NAME OF BENEFICIAL OWNER (1)                                  SHARES (1)    PERCENTAGE
----------------------------                                  -----------   ----------
Azzouz Limited Partnership
  P.O. Box 50401
  Henderson, NV 89016.......................................   3,500,000       19.3%

Avix Ventures, L.P.
  160 West 66th Street
  New York, NY 10023........................................     748,871        4.1%

OFFICERS AND DIRECTORS:

Lennart Mengwall (3)........................................   4,852,371       26.8%

Kevin Azzouz (4)............................................   4,248,871       23.5%

Joseph W. Seebach (5).......................................     425,487        2.4%

David W. Chapman (6)........................................      56,303          *

Michael D. Troiano (7)......................................     110,718          *

Byung C. Choi (8)...........................................      76,247          *

Robert Hedges (9)...........................................      13,987          *

Magnus Nicolin..............................................      --              *

All Directors and executive officers as a group (10)........   9,021,126       49.9%

*   Represents less than 1% of the outstanding shares.

(1) Information with respect to beneficial owners of more than 5% of the outstanding shares of Common Stock is based solely on information provided to the Company and/or reported to the Securities and Exchange Commission on Schedules 13D and 13G filed as of February 14, 2001.

(2) All percentages have been determined as of the Record Date, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. As of the Record Date, a total of approximately 18,089,338 shares of Common Stock were issued and outstanding.

(3) Represents 748,871 shares held by Avix Ventures, L.P., 3,991,000 shares beneficially owned by Mr. Mengwall and 112,500 shares of Common Stock which Mr. Mengwall may acquire upon exercise of stock options within 60 days of the Record Date. Mr. Mengwall is a general partner of Avix Associates, L.P., the general partner of Avix Ventures, L.P.

(4) Includes 748,871 shares held by Avix Ventures, L.P. and 3,500,000 shares held by Azzouz Limited Partnership. Mr. Azzouz is a general partner of Avix Associates, L.P., the general partner of Avix Ventures, L.P. Mr. Azzouz and his spouse, Sabrina Azzouz, are officers and controlling stockholders of Azzouz Holding Corp., the general partner of Azzouz Limited Partnership.

(5) Includes 257,050 shares beneficially owned by Mr. Seebach and 168,437 shares which Mr. Seebach may acquire upon exercise of stock options within 60 days of the Record Date.

(6) Includes 32,726 shares beneficially owned by Mr. Chapman and 23,577 shares which Mr. Chapman may acquire upon exercise of stock options within 60 days of the Record Date.

(7) Includes 1,500 shares beneficially owned by Mr. Troiano and 109,218 shares which Mr. Troiano may acquire upon exercise of stock options within 60 days of the Record Date.

(8) Includes 904 shares beneficially owned by Mr. Choi and 75,343 shares which Mr. Choi may acquire upon exercise of stock options within 60 days of the Record Date.

(9) Includes 13,987 shares which Mr. Hedges may acquire upon exercise of stock options within 60 days of the Record Date.

(10) Includes 503,062 shares which may be acquired upon exercise of stock options within 60 days of the Record Date.

                            EXPENSES OF SOLICITATION

    The Company will bear the cost of soliciting proxies for the Special Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Stockholder proposals intended to be presented at the Company's 2001 Annual Meeting of stockholders must be received by the Company on or before July 18, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Any such proposal should be mailed to:
Secretary, Primix Solutions Inc., 311 Arsenal Street, Watertown, MA 02472.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Special Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                             PRIMIX SOLUTIONS INC.
                                1996 STOCK PLAN
                         AMENDED AS OF JANUARY 26, 2001

    1. PURPOSE. This 1996 Stock Plan, as amended (the "Plan") is intended to provide incentives: (a) to employees of Primix Solutions Inc. (the "Company") and any Related Corporation (as hereinafter defined) by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs");
(b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the term "Related Corporation" shall include
(i) any corporation with respect to which the Company owns, directly or indirectly, stock possessing 51 percent or more of the total voting power of all classes of stock of such corporation and (ii) any corporation which directly owns stock possessing 51 percent or more of the of the total voting power of all classes of stock of the Company. As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

    2.  ADMINISTRATION OF THE PLAN.

        A. The Plan shall be administered by a stock plan committee (the "Committee") consisting of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board") each of whom
(1) qualifies as a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended, (the "Act") and (2) qualifies as an "outside director" within the meaning of Section 162(m) of the Code on and after the date the Plan becomes subject to such section. Subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporation (from among the class of employees eligible under paragraph 4 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 4 to receive Non-Qualified Options and to make Purchases) to whom Non-Qualified Options and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 7 and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 8) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine what percentage of shares underlying an Option can be accelerated; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and Purchases and the nature of such restrictions, if any, (viii) amend or modify any outstanding Stock Right in a manner which may differ among individual optionees or purchasers and (ix) interpret the Plan and prescribe and rescind rules and regulations in accordance with it. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final and binding upon all parties. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

        B. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

        C. The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to Options, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

    3.  OPTION GRANTS TO DIRECTORS.

        Except as may otherwise be approved by the Board:

        A. Each individual who first becomes a member of the Board after the date of adoption of this Plan by the Board of Directors shall be granted on the date such individual first joins the Board an Option to acquire 20,000 shares of Common Stock.

        B. Each Director who is serving as a Director of the Company on each January 1 shall automatically be granted on such day an Option to acquire 5,000 shares of Common Stock.

        C. The exercise price per share for the Common Stock covered by an Option granted hereunder shall be equal to the "fair market value" (as defined in paragraph 7) of the Common Stock on the date the Option is granted. An Option granted under this paragraph 3 shall vest as follows: 25% of the total number of shares underlying the Option shall vest on the first anniversary of the grant date and 6.25% of the total number of shares underlying the Option shall vest at the end of each full calendar quarter thereafter. No Option issued under this paragraph 3 shall be exercisable after the expiration of ten years from the date upon which such option is granted.

        D. The rights of a Director in an Option granted under this paragraph 3 shall terminate 90 days after such Director ceases to be a Director of the Company or the specified expiration date, if earlier, provided, however, that any Option granted to a Director and outstanding on the date of his death may be exercised by the legal representative or legatee of the optionee for a period of twelve months from the date of death or until the expiration of the stated term of the option, if earlier.

        E. Options granted under this paragraph 3 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in paragraph 15. An individual shall have the rights of a stockholder only as to shares acquired upon the exercise of an option and not as to unexercised options.

        F. The provisions of this paragraph 3 shall apply only to Options granted or to be granted to Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to an individual who is not a Director of the Company. To the extent inconsistent with the provisions of any other paragraph of this Plan, the provisions of this paragraph 3 shall govern the rights and obligations of the Company and Directors respecting Options granted or to be granted to Directors.

    4. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Right to any individual or entity shall neither entitle such individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.

    5. STOCK. The stock subject to Options and Purchases shall be authorized but unissued shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 5,500,000, and on and after the date the Plan becomes subject to
Section 162(m) of the Code, Options with respect to no more than 333,333 shares of Common Stock may be granted to any one individual participant during any calendar year period. Such numbers shall be subject to adjustment as provided in paragraph 14. Any shares issued hereunder may be issued as ISOs, Non-Qualified Options, or to persons or entities making Purchases, so long as the number of shares so issued does not exceed the aggregate number of shares of Common Stock subject to the Plan. If any Option granted under the Plan shall expire, be canceled or otherwise terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Purchases, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

    6. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after May 20, 1996 and prior to May 20, 2006. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 17.

    7.  MINIMUM OPTION PRICE; ISO LIMITATIONS.

        A. The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or
(ii) 50 percent of the fair market value per share of Common Stock on the date of such grant.

        B. The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee deemed to own, pursuant to Section 424 of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of grant.

        C. To the extent that the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any parent or subsidiary) exceed $100,000, such ISO shall be deemed to be a Non-Qualified Option.

        D. "Fair market value" of the Company's Common Stock shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the last reported sale price (on such date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or
(ii) the last reported sale price (on such date) of the Common Stock on the National Market System of The Nasdaq Stock Market, Inc. ("NASDAQ"), if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on such date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on NASDAQ. Notwithstanding the foregoing, "fair market value" of the Company's Common Stock on the effective date of the Company's initial public offering shall be the offering price to the public of the Common Stock on such date.

    8. OPTION DURATION. Subject to earlier termination as provided in paragraphs 10 and 11, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee deemed to own, pursuant to Section 424 of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary. Subject to earlier termination as provided in paragraphs 10 and 11, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 17.

    9. EXERCISE OF OPTION. Subject to the provisions of paragraphs 10 through 13, each Option granted under the Plan shall be exercisable as follows:

        A. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

        B. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

        C. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

        D. The Committee shall have the right to accelerate the date of exercise of any installment of any Option.

    10. TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 11, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of three months from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 17. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. Unless otherwise designated by the Committee or required by law, a leave of absence shall not be treated as service for purposes of determining vesting pursuant to a Stock Right. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company or any Related Corporation, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

    11.  DEATH; DISABILITY.

        A. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any of his ISOs may be exercised, to the extent of the number of shares of Common Stock with respect to which such optionee could have exercised it on the date of his death by his estate, legal representative or legatee who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or twelve (12) months from the date of the optionee's death.

        B. If an ISO optionee ceases to be employed by the Company and all Related Corporations of the Company by reason of his disability, such optionee shall have the right to exercise the ISO held by such optionee on the date of termination of employment, to the extent of the number of shares of Common Stock with respect to which such optionee could have exercised such ISO on such date, at any time prior to the earlier of the specified expiration date of such ISO or twelve (12) months from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

    12. ASSIGNABILITY. No Stock Right shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Stock Right shall be exercisable only by him. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, his Non-Qualified Options to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charities. Shares of Common Stock issued upon the exercise of Stock Rights shall be subject to such rights of first refusal, repurchase rights and other restrictions on transfer in favor of the Company as the Committee may determine at the time such Stock Rights are granted.

    13. TERMS AND CONDITIONS OF STOCK RIGHTS. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. With respect to Options, such instruments shall conform to the terms and conditions set forth in paragraphs 7 and 12 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

    14. ADJUSTMENTS. Upon the occurrence of any of the following events, the total number and type of securities authorized to be issued under this Plan and each participant's rights with respect to Stock Rights granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between such participant and the Company relating to such Stock Rights:

        A. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock authorized for issuance pursuant to this Plan and deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

        B. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Plan and all Options granted hereunder shall terminate unless the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), in connection with the Acquisition, make provision for the assumption of Options heretofore granted, or the substitution of such Options with new options of the successor entity or parent thereof with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the date of such termination (1) all Options held by such optionee which are then exercisable, and (2) such number of additional Options held by such optionee, to the extent such options are not then exercisable, as may be specified in the relevant option agreement, if any.

        C. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, the number and type of securities authorized for issuance pursuant to the Plan shall be appropriately adjusted and an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

        D. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

        E. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

        F. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options or the number and type of securities authorized to be issued pursuant to the Plan. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

        G. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

        H. Upon the happening of any of the foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 14 and, subject to paragraph 2, its determination shall be conclusive.

        I. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities were issued, unless otherwise determined by the Committee or the Successor Board.

        J. The Committee may grant Stock Rights under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become directors, officers, employees or consultants of the Company or a Related Corporation as the result of a merger or consolidation of the employing corporation with the Company or a Related Corporation or the acquisition by the Company or a Related Corporation of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Stock Rights granted under the Plan in accordance with this Section shall not count against the share limitation set forth in Section 5.

    15. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) if authorized by the applicable Option agreement or at the discretion of the Committee, through delivery of shares of Common Stock that the optionee has beneficially owned for more than six months and which the optionee may freely transfer having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal note (which shall be recourse or partially non-recourse at the discretion of the Committee) bearing interest payable not less than annually at no less than 100% of the lowest applicable federal rate, as defined in
Section 1274(d) of the Code; provided that at least so much of the exercise price as represents the par value of the Common Stock shall be paid other than with a note, or (d) at the discretion of the Committee, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 14 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

    16.  TERM AND AMENDMENT OF PLAN.

        A. This Plan shall become effective upon approval by the holders of a majority of the shares of Common Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Common Stock may be issued hereunder prior to such approval, Stock Options may be granted hereunder on and after adoption of this Plan by the Board. This Plan was adopted by the Board on May 10, 1996, amended by the Board on May 17, 1996 and approved, in such amended form, by the stockholders of the Company on May 20, 1996, amended by the Board on October 9, 1996, amended by the Board on March 11, 1999 and approved, in such amended form, by the stockholders of the Company on June 25, 1999, amended by the Board on October 6, 2000, and amended by the Board on January 26, 2001 and approved, in such amended form, by the stockholders of the Company on March 22, 2001. The Plan shall continue in effect until the earlier of: (i) May 9, 2006,
(ii) its termination by the Board, or (iii) the date on which all of the shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the Stock Right agreements have lapsed.

        B. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 14);
(b) the provisions of paragraph 4 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 7(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 14); and (d) the expiration date of the Plan may not be extended. Plan amendments shall be subject to the approval by the stockholders of the Company, if and to the extent determined by the Committee to be necessary to ensure that ISOs granted under the Plan are qualified under Section 422 of the Code. In no event may action of the Board or stockholders adversely affect the right of a grantee, without his consent, under any Stock Right previously granted to him unless required to ensure that the Option is treated as an ISO or to comply with applicable law.

    17.  CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF
ISOS. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISO (or any installments or portions of installments thereof) that have been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

    18. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

    19. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

    20. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the making of a Purchase of Common Stock for less than its fair market value, or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with
Section 3402(a) of the Code, may require the optionee or purchaser to pay any taxes required to be withheld in respect of the amount that is considered compensation includable in such person's gross income. The Company and its Related Corporations shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the optionee or purchaser. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the making of a Purchase of Common Stock for less than its fair market value, or (iii) the vesting of restricted Common Stock acquired by exercising a Stock Right on the grantee's payment of such additional withholding taxes.

        A. With the approval of the Committee, a participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to any Stock Right number of shares with an aggregate fair market value that would satisfy the withholding amount due, or
(ii) transferring to the Company shares of Common Stock owned by the participant with an aggregate fair market value that would satisfy the withholding amount due. The fair market value of any shares of Common Stock withheld or tendered to satisfy any such tax withholding obligation shall not exceed the amount determined by the applicable statutory withholding rates.

    21. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition (as hereinafter defined) of any Common Stock acquired pursuant to the exercise of an ISO. A "Disqualifying Disposition" is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or
(b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

    22. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires. In the event of a conflict between the terms and provisions of this Plan and the terms and provisions of any Stock Right agreement, the terms and provisions of this Plan shall govern.

                                                                       EXHIBIT B

                             PRIMIX SOLUTIONS INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                         AMENDED AS OF JANUARY 26, 2001

    The purpose of the Primix Solutions Inc. Employee Stock Purchase Plan ("the Plan") is to provide eligible employees of Primix Solutions Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.001 par value (the "Common Stock"). Seven hundred five thousand eight hundred thirteen (705,813) shares of Common Stock in the aggregate have been authorized for issuance for this purpose. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be interpreted in accordance with that intent.

    1. ADMINISTRATION. The Plan will be administered by the Company's Board of Directors (the "Board") or by a committee appointed by the Board for such purpose (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Board or Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

    2. OFFERINGS. The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan ("Offerings"). Each Offering shall begin on the first business day occurring on or after each June 1 and December 1 and will end on the last business day occurring in the following November and May, respectively.

    3. ELIGIBILITY. All employees of the Company (including employees who are also directors of the Company) and all employees of each Designated Subsidiary (as defined in Section 11) are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the "Offering Date") they are customarily employed by the Company or a Designated Subsidiary for more than twenty (20) hours a week.

    4. PARTICIPATION. An employee eligible on any Offering Date may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least ten (10) business days before the Offering Date (or by such other deadline as shall be established for the Offering). The form will
(a) state the amount to be deducted from his Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for him are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived his right to participate. Unless an employee files a new enrollment form or withdraws from the Plan, his deductions and purchases will continue at the same amount of Compensation for future Offerings, provided he remains eligible. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

    5. EMPLOYEE CONTRIBUTIONS. Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to maximum of ten percent (10%) of his Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each participating employee for each Offering. No interest will accrue or be paid on payroll deductions.

    6. DEDUCTION CHANGES. An employee may not increase or decrease (except in the context of a withdrawal described in Section 7) his payroll deduction during any Offering, but may increase or decrease his payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least ten (10) business days before the next Offering Date (or by such other deadline as shall be established for the Offering).

    7. WITHDRAWAL. An employee may withdraw from participation in the Plan by delivering a written notice of withdrawal to his appropriate payroll location. The employee's withdrawal will be effective as of the next business day. Following an employee's withdrawal, the Company will promptly refund to him his entire account balance under the Plan (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with
Section 4.

    8. GRANT OF OPTIONS. On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last day of such Offering (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock reserved for the purposes of the Plan as does not exceed the number of shares equal in value to ten percent (10%) of such employee's projected Compensation for the period of the Offering divided by eighty five percent (85%) of the lesser of the Fair Market Value of the Common Stock (as defined in Section 11) on the Offering Date and the Exercise Date. The purchase price for each share purchased under such Option (the "Option Price") will be 85% of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

    Notwithstanding the foregoing, no employee may be granted an Option hereunder if such employee, immediately after the Option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. In addition, no employee may be granted an Option which permits his rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the Option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

    9. EXERCISE OF OPTION AND PURCHASE OF SHARES. Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any balance remaining in an employee's account at the end of an Offering will be refunded to the employee promptly; provided, however, that if such balance is less than the Fair Market Value of the Common Stock of a whole share of Common Stock, the Company may retain such amount in the employee's account to be applied to purchase shares during the next Offering, unless such employee withdraws from participation in the Plan pursuant to Section 7.

    10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, or in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

    11. DEFINITIONS. The term "Compensation" means the amount of base pay, prior to salary reduction pursuant to either Section 125 or 401(k) of the Code, but excluding commissions, overtime, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

    The term "Designated Subsidiary" means any present or future Subsidiary (as defined below) that is designated from time to time by the Board or the Committee to participate in the Plan. Subsidiaries may be so designated either before or after the Plan is approved by the stockholders.

    The term "Fair Market Value of the Common Stock" means (i) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the date the Option is granted, not less than the average of the highest bid and lowest asked prices of the Common Stock on NASDAQ reported for such date, or (ii) if the Common Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System on the date the Option is granted, not less than the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported. In each case, Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

    The term "Parent" means a "parent corporation" with respect to the Company, as defined in Section 424(e) of the Code.

    The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, as defined in Section 424(f) of the Code.

    12. RIGHTS ON RETIREMENT, DEATH, OR OTHER TERMINATION OF EMPLOYMENT. If a participating employee's employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the employee and the balance in his account will be paid to him or, in the case of his death, to his designated beneficiary as if he had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary.

    13. OPTIONEES NOT STOCKHOLDERS. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him.

    14. RIGHTS NOT TRANSFERABLE. Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

    15. APPLICATION OF FUNDS. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

    16. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for the Plan, the number of shares subject to any outstanding Option and the Option Price for such outstanding Option, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

    17. AMENDMENT OF THE PLAN. The Board or the Committee may at any time, and from time to time, amend the Plan in any respect, except that without the approval, within twelve (12) months of such Board or Committee action, by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders, no amendment shall be made (a) increasing the number of shares approved for the Plan or
(b) changing the designation of corporations or class of corporations whose employees are eligible to receive Options under the Plan.

    18. INSUFFICIENT SHARES. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Common Stock on such Exercise Date.

    19. TERMINATION OF THE PLAN. The Plan may be terminated at any time by the Board or the Committee. Upon termination of the Plan, all amounts in the accounts of the participating employees shall be promptly refunded.

    20. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under the Plan is subject to listing on NASDAQ (or other national exchange) and obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

    The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

    21. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

    22. TAX WITHHOLDING. Participation in the Plan is subject to any required tax withholding on income of the participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including shares issuable under the Plan.

    23. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

    24. EFFECTIVE DATE AND APPROVAL OF STOCKHOLDERS. The Plan shall take effect on the first day of the Company's initial public offering, subject to approval by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders, which approval must occur within twelve (12) months of the adoption of the Plan by the Board.

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------
        PRIMIX SOLUTIONS INC.
--------------------------------------


CONTROL NUMBER:
RECORD DATE SHARES:



                                               -------------------
Please be sure to sign and date this Proxy.    Date
------------------------------------------------------------------


------Stockholder sign here------------------Co-owner sign here---



                                                        For   Against  Abstain
1. Amendment to the 1996 Stock Plan to increase
   the authorized number of shares of Common            / /     / /     / /
   Stock to be issued thereunder from 3,500,000 to 5,500,000.

2. Amendment to the Employee Stock Purchase Plan
   to increase the authorized number of shares of      / /     / /     / /
   Common Stock to be issued thereunder from 150,000 to 705,813.

3. In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or at any adjournment(s) thereof.



Mark box at right if an address change or comment has been             / /
noted on the reverse side of this card

DETACH CARD                                                       DETACH CARD


                             PRIMIX SOLUTIONS INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Stockholders, March 22, 2001.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Primix Solutions Inc.

                             PRIMIX SOLUTIONS INC.

                              311 Arsenal Street
                       Watertown, Massachusetts 02472

           Special Meeting of Stockholders - March 22, 2001
          Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Lennart Mengwall and David W. Chapman as proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the Special Meeting of Stockholders of Primix Solutions Inc. (the "Company") to be held at the offices of McDermott, Will & Emery, 28 State Street, Boston, Massachusetts 02109 on Thursday, March 22, 2001 at 1:00 p.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Special Meeting, all as indicated in the Notice of Special Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

------------------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

______________________________________    ____________________________________

______________________________________    ____________________________________

______________________________________    ____________________________________